Exhibit 99.2

FIS Announces Plans to Spin Off Merchant Business

Key facts

•  Planned separation to create two market leading companies with greater strategic flexibility and operational focus to capitalize on respective growth and margin opportunities in rapidly evolving markets.

•  Former Worldpay CEO Charles Drucker named as strategic advisor to aid with separation and ongoing business review; to be CEO of Merchant Solutions business after spin-off.

•  FIS and Worldpay to maintain a commercial relationship, preserving a key value proposition for clients of both businesses and minimizing potential dissynergies.

•  Management to discuss planned separation, fourth quarter and full-year 2022 earnings results on conference call at 8:30 a.m. ET today.

JACKSONVILLE, Fla., February 13, 2023 — FIS® (NYSE: FIS or “the Company”), a global leader in financial services technology, today announced plans to pursue a tax-free spin-off of its Merchant Solutions business to strengthen its strategic and operational focus, capitalize on growth opportunities and unlock shareholder value. The two companies expect to maintain a strong commercial relationship, preserving a key value proposition for clients of both businesses. FIS expects the spin-off to be completed within the next 12 months.

FIS’ Board and management determined as part of their previously announced and ongoing strategic review that a spin-off of Merchant Solutions, to be named Worldpay, offers the best path to enhance shareholder value, including by:

•	Increasing strategic and operational focus to capitalize on growth and margin potential

•	Aligning capital allocation and capital structures with long-term growth targets and underlying market needs, including potentially participating in M&A

•	Enhancing the ability to align talent with shareholder returns, including through competitive and focused equity compensation programs

Leadership Commentary

“In evaluating a broad range of alternatives as part of our previously announced comprehensive assessment of FIS’ strategy, businesses, operations, and structure, FIS management and the Board concluded that the spin-off of Worldpay will unlock shareholder value by improving both companies’ performance, enhancing client services, and simplifying operational management,” said Jeffrey A. Goldstein, Chairman of the Board. “We are confident that this is the right time for the separation of Worldpay. The pace of disruption in payments is rapidly accelerating, requiring increased investment in growth and a different capital allocation strategy for our Merchant Solutions business. This spin-off will create two industry-leading, publicly traded companies with sharper focus and increased agility, each well positioned to capitalize on the significant value creation opportunities ahead in their respective markets.”

CEO and President Stephanie Ferris said, “I’m confident that today’s announcement advances our goal of optimizing for performance and returns while improving the satisfaction of our clients and colleagues. We will create two more focused, agile companies that can pursue tailored strategies that are aligned with specific long-term growth opportunities. Both companies will be market leaders in their own right, and we believe that, as separate companies with a commercial relationship, we will deliver a superior outcome. Specifically, the separation will enable FIS to target a strong investment grade credit rating, while allowing Worldpay to invest more aggressively for growth. We believe this approach will best position us to drive innovation and deliver the most competitive products and solutions, benefitting our employees, clients, partners and shareholders.”

Worldpay

Upon completion of the proposed spin-off, the Merchant Solutions business will operate as Worldpay, reestablishing and strengthening a brand that remains highly trusted among clients and partners.

Worldpay, the largest global merchant acquirer1 by transactions with $2 trillion in payments volume in 2022, will remain a leading provider of integrated payment technology solutions for eCommerce, enterprise, and small and medium sized businesses (SMB). Worldpay is a leader in cross-border eCommerce, with $4.8 billion of revenue and $2.3 billion of Adjusted EBITDA in 2022. The business’ revenue was comprised of 43% enterprise, 27% SMB, and 30% eCommerce in 2022.

As an independent, publicly traded company, Worldpay is well positioned to benefit from exposure to secular high-growth markets globally, extensive domain expertise and portfolio breadth, strong long-term and marquee client relationships, and global distribution and scale. In addition, with a different capital allocation strategy, Worldpay will be able to pursue more aggressive investment opportunities, including M&A, in order to:

•	Expand in eCommerce – expanding geographic coverage and payment optimization

•	Strengthen its Enterprise Offerings – leveraging its powerful value proposition to drive next-generation omni-channel experiences and enterprise commerce

•	Transform SMB – shifting towards software-led payments while providing integrated software vendors (ISVs) with embedded finance capabilities

FIS announced Charles Drucker has been appointed as a strategic advisor to aid with the spin-off process, effective immediately. The Company also announced today that, if the spin-off is completed as expected, he will serve as CEO of Worldpay. Drucker, a proven value creating CEO who previously served as CEO of Worldpay, brings decades of experience within the financial technology industry and a strong track record of shareholder value-creation.

The remainder of the Worldpay Board of Directors, management team, and headquarters will be announced at a later date. Worldpay and FIS will continue to maintain a commercial relationship to deliver critical capabilities like embedded finance and loyalty through premium payback, with customary commercial agreements in place to ensure continuity for clients.

FIS

Following the proposed spin-off, FIS will remain a leading provider of financial technology solutions for financial institutions, capital markets firms, clients and corporates globally. FIS’ Banking and Capital Markets businesses generated $9.5 billion of revenue and $4.2 billion of Adjusted EBITDA in 2022, excluding Corporate and Other. The Company will continue to benefit from its strong brand in the financial services sector, extensive domain expertise and portfolio breadth, strong long-term and marquee client relationships, and its global distribution and scale.

As a simpler, more focused organization, FIS will be better-positioned to deliver compounding returns by leveraging its best-in-class suite of banking and capital markets technology solutions to meet individualized client needs. FIS will drive improved performance and outcomes through a multi-part strategy that includes:

•	Enhancing focus on the distinct needs of global and local financial institutions, with a management team and investment agenda tailored to evolving client needs

[1]	Nilson Report – October 2022

•	Driving disruption through a modernized technology stack, building out its digital and modernization platforms such as Digital One, Payment One, Unity and Modern Banking platform

•	Optimizing investment and capital return through a transparent capital allocation strategy with a balance of organic investment, complementary M&A, dividends and share repurchases

Following the separation, Stephanie Ferris will continue to serve as chief executive officer of FIS with FIS headquarters remaining in Jacksonville, FL.

Transaction Details

Through this transaction, FIS shareholders will receive a pro rata distribution of shares of Worldpay stock in a transaction that is expected to be tax-free to FIS and its shareholders for U.S. federal income tax purposes. The actual number of shares to be distributed to FIS shareholders will be determined prior to closing, as will the specific transaction structure.

FIS is committed to optimizing strong capital allocation strategies for each business that align with each business’s long-term goals. Further details related to transaction costs and the companies’ respective capital structures, governance and other elements of the transaction will be announced at a later date.

Pathway to Completion

FIS is planning for the separation to be completed within the next 12 months. The proposed separation is subject to customary conditions, including final approval by the FIS Board of Directors, receipt of a tax opinion and a private letter ruling from the Internal Revenue Service, the filing and effectiveness of a Form 10 registration statement with the U.S. Securities and Exchange Commission and obtaining of all required regulatory approvals. No assurance can be given that a spin-off will in fact occur on FIS’ desired timetable or at all.

Fourth Quarter and Full-Year 2022 Results and Webcast

In a separate press release issued today, FIS announced its fourth quarter and full-year 2022 results and provided its outlook for 2023. The Merchant Solutions business is included in, and the separation does not impact, FIS’ fiscal 2023 guidance.

FIS will sponsor a live webcast of its earnings conference call with the investment community to discuss its fourth quarter and full year 2022 earnings results and the proposed spin-off beginning at 8:30 a.m. (ET) on Monday, February 13, 2023. To access the webcast, go to the Investor Relations section of FIS’ homepage, www.fisglobal.com. A replay will be available after the conclusion of the live webcast.

About FIS

FIS is a leading provider of technology solutions for financial institutions and businesses of all sizes and across any industry globally. We enable the movement of commerce by unlocking the financial technology that powers the world’s economy. Our employees are dedicated to advancing the way the world pays, banks and invests through our trusted innovation, system performance and flexible architecture. We help our clients use technology in innovative ways to solve business-critical challenges and deliver superior experiences for their customers. Headquartered in Jacksonville, Florida, FIS is a member of the Fortune 500® and the Standard & Poor’s 500® Index. To learn more, visit www.FISglobal.com. Follow FIS on Facebook, LinkedIn and Twitter (@FISglobal).

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company and the independent companies following the proposed spin-off, the Company’s and the independent companies’ sales pipeline and anticipated profitability and growth, the outcome of our previously announced comprehensive assessment referred to in this release, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, including statements with respect to certain assumptions and strategies of the Company and the independent companies following the proposed spin-off, the anticipated benefits of the spin-off, and the expected timing of completion of the spin-off are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

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changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

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the risk of losses in the event of defaults by merchants (or other parties) to which we extend credit in our card settlement operations or in respect of any chargeback liability, either of which could adversely impact liquidity and results of operations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

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the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

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the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•

the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

•

the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

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internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

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the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	uncertainties as to the timing of the potential separation of the Merchant Solutions business or whether it will be completed;

•	risks associated with the impact, timing or terms of the proposed spin-off;

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risks associated with the expected benefits and costs of the proposed spin-off, including the risk that the expected benefits of the proposed spin-off will not be realized within the expected timeframe, in full or at all, and the risk that conditions to the proposed spin-off will not be satisfied and/or that the proposed spin-off will not be completed within the expected timeframe, on the expected terms or at all;

•	the expected qualification of the proposed spin-off as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained;

•	the risk that any consents or approvals required in connection with the proposed spin-off will not be received or obtained within the expected timeframe, on the expected terms or at all;

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risks associated with expected financing transactions undertaken in connection with the proposed spin-off and risks associated with indebtedness incurred in connection with the proposed spin-off, including the potential inability to access or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade;

•

the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the proposed spin-off will exceed our estimates or otherwise adversely affect our business or operations;

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the impact of the proposed spin-off on our businesses and the risk that the proposed spin-off may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

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competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by merchants or bad actors; and

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other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Media

Kim Snider

Senior Vice President

FIS Global Marketing and Corporate Communications

904.438.6278

kim.snider@fisglobal.com

Investors

George Mihalos

Senior Vice President

FIS Investor Relations

904.438.6119

georgios.mihalos@fisglobal.com

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